                                                                      EXHIBIT 21

                            THE B.F.GOODRICH COMPANY



Parent And Subsidiaries Of Registrant                                                               Percentage Of
-------------------------------------                                    Place Of                 Voting Securities
Consolidated Subsidiary Companies                                      Incorporation                    Owned
---------------------------------                                      -------------              ------------------
The B.F.Goodrich Company (Registrant;
  there are no parents of the registrant)                               New York
BFGoodrich Aerospace Aircraft Evacuation
  Systems Private Limited                                               India                          100.00
BFGoodrich Aerospace Asia-Pacific, Limited                              Hong Kong                       51.00
BFGoodrich Aerospace Component
  Overhaul & Repair, Inc.                                               Delaware                       100.00
BFGoodrich Aerospace MRO Group, Inc.                                    Washington                     100.00
BFGoodrich Aerospace Pte. Ltd.                                          Singapore                      100.00
BFGoodrich Aerospace Pty. Limited                                       Australia                      100.00
BFGoodrich Avionics Systems, Inc.                                       Delaware                       100.00
B.F.Goodrich Chemical Italia, S.R.L.                                    Italy                          100.00
BFGoodrich China, Inc.                                                  Delaware                       100.00
The B.F.Goodrich Company of Japan, Ltd.                                 Japan                          100.00
BFGoodrich de Mexico, S.A. de C.V.                                      Mexico                         100.00
BFGoodrich FCC, Inc.                                                    Delaware                       100.00
  BFGoodrich Diamalt GmbH                                               Germany                         51.00
  BFGoodrich Hilton Davis, Inc.                                         Delaware                       100.00
     BFGoodrich Diamalt GmbH                                            Germany                         49.00
        Freedom Chemical Diamalt Beteiligungs GmbH                      Germany                        100.00
        Diamalt S.r.l.                                                  Italy                          100.00
        BFGoodrich Diamalt Pvt. Ltd.                                    India                          100.00
  BFGoodrich Kalama, Inc.                                               Washington                     100.00
     Kalama Foreign Sales Corporation                                   Guam                           100.00
     Kalama Specialty Chemical, Inc.                                    Washington                     100.00
  BFGoodrich Textile Chemicals, Inc.                                    Delaware                       100.00
     FCC Acquisition Corporation                                        Delaware                       100.00
     Freedom Textile Chemical Company (South Carolina), Inc.            Delaware                       100.00
     HEJ Holding, Inc.                                                  Delaware                          .60
  BFGoodrich Diamalt, Inc.                                              Delaware                       100.00
  Freedom Europe B.V.                                                   The Netherlands                100.00
     BFGoodrich Diamalt S.A.                                            France                         100.00
BFGoodrich FlightSystems, Inc.                                          Ohio                           100.00
BFGoodrich Performance Materials Asia Pacific Limited                   Hong Kong                      100.00
BFGoodrich Performance Materials (Singapore) Pte Ltd                    Singapore                      100.00
BFGoodrich Specialty Chemicals (M) SDN. BHD.                            Malaysia                       100.00
Barnes Engineering Corporation                                          Delaware                       100.00
Coltec Industries Inc                                                   Pennsylvania                   100.00
  AMI Industries, Inc.                                                  Colorado                       100.00
    AMI Industries FSC, Inc.                                            Virgin Islands                 100.00
  CII Holdings Inc                                                      Delaware                       100.00
    Coltec Canada Inc                                                   Delaware                        89.00
      Coltec Aerospace Canada Ltd                                       Ontario, Canada                100.00
        Coltec (Gibraltar)                                              Gibraltar                      100.00
          Coltec Luxembourg S.A.                                        Luxembourg                       1.00
        Coltec (Great Britain) Limited                                  United Kingdom                  15.00
        Coltec Industries France SAS                                    France                          25.00
          Liard S.A.                                                    France                         100.00
        Coltec Luxembourg S.A.                                          Luxembourg                      99.00
        Holly Automotive Systems GmbH                                   Germany                          5.00

                            THE B.F.GOODRICH COMPANY



Parent And Subsidiaries Of Registrant                                                               Percentage Of
-------------------------------------                                    Place Of                 Voting Securities
Consolidated Subsidiary Companies                                      Incorporation                    Owned
---------------------------------                                      -------------              ------------------
        BFGoodrich Krosno Limited                                       Poland                          91.6
  Coltec Automotive Inc                                                 Delaware                       100.00
  Coltec do Brasil Produtos Industrias Ltda.                            Brazil                          89.00
  Coltec (Great Britain) Limited                                        United Kingdom                  85.00
    Delavan Limited                                                     United Kingdom                 100.00
      Delavan European Marketing Company Limited                        United Kingdom                 100.00
        Delavan Watson Limited                                          United Kingdom                 100.00
          H. T. Watson Limited                                          United Kingdom                 100.00
          Spray Fabrications                                            United Kingdom                 100.00
      Holly Automotive Group Limited                                    United Kingdom                 100.00
    Garlock (Great Britain) Limited                                     United Kingdom                 100.00
  Coltec Holdings Inc                                                   Delaware                       100.00
  Coltec Industries International Inc                                   Barbados                       100.00
  Coltec Industries Korea Inc                                           Korea                           89.00
  Coltec Industries Pacific Pte Ltd                                     Singapore                      100.00
  Coltec International Services Co                                      Delaware                       100.00
    Coltec do Brasil Produtos Industrias Ltda.                          Brazil                          11.00
    Coltec Industries Korea Inc                                         Korea                           11.00
    Coltec Productos y Servicios S.A. de C.V.                           Mexico                          25.00
  Coltec North Carolina Inc                                             North Carolina                 100.00
    CNC Member Inc                                                      North Carolina                 100.00
      CNC Finance LLC                                                   North Carolina                   1.00
    CNC Finance LLC                                                     North Carolina                  99.00
  Coltec Productos y Servicios S.A. de C.V.                             Mexico                          75.00
  Coltec Technical Services Inc                                         Delaware                       100.00
  Cymetech, LLC                                                         Delaware                        50.00
  DM&T, Inc.                                                            Michigan                       100.00
  Delavan Inc.                                                          Delaware                       100.00
    Walbar Inc                                                          Delaware                       100.00
      Coltec Canada Inc                                                 Delaware                        11.00
  Farnam Sealing Systems Inc                                            Delaware                       100.00
  Garlock Inc                                                           Ohio                           100.00
    Coltec Industrial Products Inc                                      Delaware                       100.00
    Garlock Bearings Inc                                                Delaware                       100.00
      Garlock Bearings LLC                                              Delaware                        97.00
    Garlock International Inc                                           Delaware                       100.00
      Garlock of Canada Ltd.                                            Ontario, Canada                100.00
    Garlock de Mexico, S.A. de C.V.                                     Mexico                          65.70
    Garlock Overseas Corporation                                        Delaware                       100.00
      Stemco Truck Products                                             Australia                      100.00
    Garlock Pty Limited                                                 Australia                       80.00
    Garlock S.A.                                                        Panama                         100.00
    Jamco Products, LLC                                                 Texas                          100.00
    Louis Mulas Sucs, S.A. de C.V.                                      Mexico                          67.30
    Mainland Sealing Products, LLC.                                     North Carolina                 100.00
    Stemco Inc                                                          Texas                          100.00
  Garrison Litigation Management Group, Ltd.                            Delaware                        93.70
    The Anchor Packing Company                                          Delaware                       100.00
  Holly Automotive Inc                                                  Delaware                       100.00

                            THE B.F.GOODRICH COMPANY



Parent And Subsidiaries Of Registrant                                                               Percentage Of
-------------------------------------                                    Place Of                 Voting Securities
Consolidated Subsidiary Companies                                      Incorporation                    Owned
---------------------------------                                      -------------              ------------------
  Holly Automotive Systems GmbH                                         Germany                         85.00
    Garlock GmbH                                                        Germany                        100.00
    Coltec Industries France SAS                                        France                          75.00
      Cefilac, S.A.                                                     France                         100.00
  Menasco Aerosystems Inc                                               Delaware                       100.00
  Salt Lick Railroad Company                                            Pennsylvania                   100.00
Delfzijl Resin C.V.                                                     The Netherlands                 99.00
First Charter Insurance Company                                         Vermont                        100.00
   Wrenford Insurance Company Limited                                   Bermuda                         33.00
GKS, Inc.                                                               Delaware                       100.00
   HEJ Holding, Inc.                                                    Delaware                        39.70
       TMM Holdings B.V.                                                The Netherlands                100.00
          B.F.Goodrich Chemical Holding B.V.                            The Netherlands                 99.9992
             B.F.Goodrich Realty Europe N.V.                            Belgium                        100.00
             BFGoodrich TempRite Resin B.V.                             The Netherlands                100.00
             B.F.Goodrich Chemical (Belgie) B.V.B.A.                    Belgium                        100.00
                BFGoodrich Holding S.A.                                 France                         100.00
                 Goodrich Luxembourg SARL                               Luxembourg                     100.00
                 BFGoodrich Diamalt S.A.                                France                         100.00
                 B.F.Goodrich Aerospace Europe S.A.                     France                         100.00
                 BFGoodrich Aerospace Services S.A.                     France                         100.00
                   Rosemount Aerospace S.A.R.L.                         France                         100.00
                BFGoodrich Chemical Spain, S.A.                         Spain                           99.99996
                B.F.Goodrich Europe Coordination Center B.V.B.A.        Belgium                        100.00
                B.F.Goodrich Chemical Sales Company B.V.                The Netherlands                100.00
                   BFGoodrich Chemical Spain, S.A.                      Spain                             .00004
                   B.F.Goodrich Chemical Holding B.V.                   The Netherlands                   .0008
                Goodrich Ltd.                                           United Kingdom                 100.00
                   Goodrich Holding UK Limited                          United Kingdom                 100.00
                   A-Chem (U.K.) Limited                                United Kingdom                 100.00
                   BFGoodrich Aerospace UK Limited                      United Kingdom                 100.00
                   B.F.Goodrich Chemical (U.K.) Limited                 United Kingdom                 100.00
                   BFGoodrich Component Services Limited                United Kingdom                 100.00
                   Rohr Aero Services Limited                            United Kingdom                100.00
                   Rosemount Aerospace Limited                          United Kingdom                 100.00
                   Simmonds Precision Limited                           United Kingdom                 100.00
          Mydrin S.A.                                                   South Africa                   100.00
          JcAir, B.V.                                                   The Netherlands                100.00
          B.F.Goodrich Holding GmbH                                     Germany                        100.00
             B.F.Goodrich Chemical (Deutschland) GmbH                   Germany                        100.00
             Rosemount Aerospace GmbH                                   Germany                        100.00
FMQ Sales and Services Inc.                                             Delaware                       100.00
Godfrey Engineering, Inc.                                               Florida                        100.00
Goodrich Canada Inc.                                                    Canada                         100.00
Goodrich Holding Corporation                                            Delaware                       100.00
   BFGoodrich Korea, Inc.                                               Korea                          100.00
HEJ Holding, Inc.                                                       Delaware                        41.80
Inrich Corporation                                                      New York                       100.00
International BFGoodrich Technology Corporation                         Delaware                       100.00
   Goodrich FSC, Inc.                                                   Barbados                       100.00

                            THE B.F.GOODRICH COMPANY



Parent And Subsidiaries Of Registrant                                                               Percentage Of
-------------------------------------                                    Place Of                 Voting Securities
Consolidated Subsidiary Companies                                      Incorporation                    Owned
---------------------------------                                      -------------              ------------------
The IBP Aerospace Group, Inc.                                           Delaware                       100.00
Ithaco Space Systems Inc.                                               Delaware                       100.00
JcAir, Inc.                                                             Kansas                         100.00
JMSI Corporation                                                        Delaware                       100.00
  Delfzijl Resin C.V.                                                   The Netherlands                  1.00
  ALA Corporation                                                       Delaware                       100.00
  CMK Corporation                                                       Delaware                       100.00
Kinsman Road Realty Corporation                                         Ohio                           100.00
Mitech Holding Corporation                                              Ohio                           100.00
Rohr, Inc.                                                              Delaware                       100.00
   RE Components Inc.                                                   Delaware                       100.00
   B.F.Goodrich Aerospace Europe, Inc.                                  Delaware                       100.00
      HEJ Holding, Inc.                                                 Delaware                        17.90
      B.F.Goodrich Aerospace Europe GmbH                                Germany                        100.00
   Rohr Aero Services-Asia Pte. Ltd.                                    Singapore                      100.00
   Rohr Finance Corporation                                             Delaware                       100.00
   Rohr Foreign Sales Corporation                                       Guam                           100.00
   Rohr, Inc.                                                           Maine                          100.00
   Rohr International Sales Corporation                                 Delaware                       100.00
   Rohr International Service Corporation                               Delaware                       100.00
   Transportation Insurance Limited                                     Bermuda                        100.00
   Rohr Industries, Inc.                                                Kentucky                       100.00
   Rohr Southern Industries, Inc.                                       Delaware                       100.00
   Tolo Incorporated                                                    California                     100.00
Rohr Aero Services, Inc.                                                Delaware                       100.00
   Rohr Aero Services, Europe                                           France                         100.00
Rosemount Aerospace Inc.                                                Delaware                       100.00
Safeway Products Inc.                                                   Connecticut                    100.00
Siltown Realty, Inc.                                                    Alabama                        100.00
Simmonds Precision Products, Inc.                                       New York                       100.00
  Simmonds Precision Engine Systems, Inc.                               New York                       100.00
  Simmonds Precision Motion Controls, Inc.                              New Jersey                     100.00
TSA Holdings Inc.                                                       Delaware                       100.00
   TSA-rina Holding B.V.                                                The Netherlands                100.00
       Prosytec S.A.                                                    France                         100.00
           Prosytec Italia S.R.L.                                       Italy                          100.00
Universal Propulsion Company, Inc.                                      Delaware                       100.00
BFGoodrich Capital                                                      Statutory trust in Delaware    100.00

All of the above subsidiaries are included in the 2000 consolidated financial statements.


The Registrant also owns 50% of BFGoodrich - Messier, Inc., incorporated in Delaware; 50% of Messier - BFGoodrich S.A., incorporated in France; 50% of Telenor S.A., incorporated in France; Goodrich Holding Corporation owns 21.9% of Taysung Enterprises Co., Ltd., incorporated in Taiwan; BFGoodrich China, Inc. owns 28.75% of Youli Piping Co. Ltd., incorporated in China; Transportation Insurance Limited owns 4.35% of Tortuga Casualty Co. and 5.56% of United Insurance Co., both incorporated in the Caymans; Freedom Chemical Diamalt Beteiligungs GmbH owns 70% of Chongqing Diamalt Biochemical Co. Ltd., incorporated in China; BFGoodrich Diamalt GmbH owns the following: 33.4% of Lyomark Pharma GmbH, incorporated in Germany; 74% of Indiamalt Pvt. Ltd., incorporated in India; and 50% of Yantal Prince Chemical Co. Ltd., incorporated in China.